November 1, 2021
Pioneer Bond VCT Portfolio
Supplement to the Summary Prospectus dated May 1, 2021
Portfolio summary
The following replaces the corresponding information under the heading “Management” in the section entitled “Portfolio summary”:
Management
Investment adviser	Amundi Asset Management US, Inc. (“Amundi US”)
Portfolio management
Kenneth J. Taubes, Executive Vice President
and Chief Investment Officer, U.S. of Amundi
US (portfolio manager of the portfolio since
2004); Brad Komenda, Managing Director and
Director of Investment Grade Corporates of
Amundi US (portfolio manager of the portfolio
since 2018); Timothy Rowe, Managing Director
and Director of Multi-Sector Fixed Income of
Amundi US (portfolio manager of the portfolio
since 2018) and Jonathan Scott, Senior Vice
President and Deputy Director of Multi-Sector
Fixed Income of Amundi US (portfolio manager
of the portfolio since November 2021)

32708-00-1121
©2021 Amundi Distributor US, Inc.
Underwriter of Pioneer mutual funds
Member SIPC